UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2006

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
     Item 7.01 Regulation FD Disclosure.
     On November 14, 2006, BancorpSouth, Inc. will make a presentation at the JPMorgan Small/Mid Cap Conference in Boston, Massachusetts. On November 15, 2006, BancorpSouth, Inc. will make the same presentation at the Merrill Lynch Banking and Financial Services Investor Conference in New York City. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
Exhibit 99.1 Presentation by BancorpSouth, Inc. at the JPMorgan Small/Mid Cap Conference on November 14, 2006 and at the Merrill Lynch Banking and Financial Services Investor Conference on November 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Vice President and Secretary

Date: November 13, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by BancorpSouth, Inc. at the JPMorgan Small/Mid Cap Conference on November 14, 2006 and at the Merrill Lynch Banking and Financial Services Investor Conference on November 15, 2006